UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2012

LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Missouri
(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(IRS Employer Identification No.)

411 Fountain Lakes Blvd., St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)

(636) 946-6525
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 4, 2013, LMI Aerospace, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to announce the completion of its acquisition (the “Acquisition”) of all of the outstanding equity interests of Valent Aerostructures, LLC (“Valent”).  On January 16, 2013, the Company filed Amendment No. 1 to the Original Report to file the required restated consolidated financial statements of Valent that were permitted to be filed by amendment to the Original Report.  On February 7, 2013, the Company filed Amendment No. 2 to the Original Report to amend the disclosure relating to the credit agreement entered into in connection with the Acquisition and to file an amendment to such credit agreement and to other loan documents that were initially filed as exhibits to the Original Report.

The Company is filing this Amendment No. 3 (this “Amended Report”) to the Original Report solely to file the required unaudited pro forma condensed combined financial statements that are permitted to be filed by amendment to the Original Report.  This Amended Report and the exhibit attached hereto are hereby incorporated by reference into the registration statements on Form S-8 (File No. 333-126768) and Form S-3 (File No. 333-170454) filed by the Company with the U.S. Securities and Exchange Commission on July 21, 2005 and November 8, 2010, respectively.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(b)               Pro forma financial information.

The following unaudited pro forma condensed combined financial statements are attached to this Amended Report as Exhibit 99.1 and incorporated herein by reference:

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2012;

Unaudited Pro Forma Condensed Combined Statement of Income for the fiscal year ended December 31, 2011;

Unaudited Pro Forma Condensed Combined Statement of Comprehensive Income for the nine months ended September 30, 2012; and

Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 11, 2013

LMI AEROSPACE, INC.

By:	/s/ Lawrence E. Dickinson
Lawrence E. Dickinson
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1
Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of September 30, 2012, Unaudited Pro Forma Condensed Combined Statement of Income of the Company for the year ended December 31, 2011 and Unaudited Pro Forma Condensed Combined Statement of Comprehensive Income for the nine months ended September 30, 2012